UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 4, 2007

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)


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
           DELAWARE                          000-20720                   77-0160744
 (State or Other Jurisdiction          (Commission File Number)         (I.R.S. Employer
of Incorporation or Organization)                                       Identification No.)

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          10275 SCIENCE CENTER DRIVE, SAN DIEGO, CALIFORNIA, 92121-1117
              (Address of Principal Executive Offices) (Zip Code)

                                 (858) 550-7500
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OF CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS;COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On December 4, 2007, the Board of Directors (the "Board") of Ligand Pharmaceuticals Incorporated (the "Company") approved a Third Amendment
(the "Third Amendment") to the Company's Nonqualified Deferred Compensation Plan (the "Plan") to provide that each participant in the Plan will receive a lump sum payment of all amounts in his or her account(s) under the Plan on January 15, 2008, and, following such payments, the Plan will terminate.
Dr. Andres F. Negro-Vilar, our former Senior Vice President and Chief Scientific Officer, is a participant in the Plan and will receive such a distribution. This description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Third Amendment, a copy of which is attached as Exhibit 10.1 to this report and incorporated herein by reference.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         Also on December 4, 2007, the Board approved an amendment of the Company's amended and restated bylaws (the "Amendment") to allow for the issuance of uncertificated shares of stock. The adoption of the Amendment enables the Company to comply with requirements of the Nasdaq Stock Market LLC ("Nasdaq"), effective January 1, 2008, mandating that companies listed on Nasdaq be eligible to participate in the Direct Registration System ("DRS"), which is administered by The Depository Trust Company. The DRS allows shares of stock to be owned, reported and transferred electronically without the need for physical stock certificates. The Company's amended and restated bylaws continue to authorize the issuance of certificated shares. This description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment, a copy of which is attached as Exhibit
3.1 to this report and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


(d) EXHIBITS.


Exhibit No.        Description


3.1                Amendment of Bylaws of Ligand Pharmaceuticals Incorporated
10.1 Third Amendment to Ligand Pharmaceuticals Nonqualified Deferred Compensation Plan






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LIGAND PHARMACEUTICALS INCORPORATED


                                   By:        /s/ Charles S. Berkman
                                   ---------------------------------------------
                                   Name:      Charles S. Berkman
                                   Title:     Vice President, General Counsel
                                              and Secretary


Date:  December 6, 2007












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                                  EXHIBIT INDEX


Exhibit No.        Description

3.1                Amendment of Bylaws of Ligand Pharmaceuticals Incorporated
10.1 Third Amendment to Ligand Pharmaceuticals Nonqualified Deferred Compensation Plan